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                                                                    EXHIBIT 99.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned, William A. Rainville, chief executive officer of Kadant Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Annual Report on Form 10-K for the year ended December 28, 2002 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 24, 2003                    /s/ William A. Rainville
                                         ---------------------------------------
                                         William A. Rainville
                                         Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to Kadant Inc. and will be retained by Kadant Inc. and furnished to the Securities and Exchange Commission or its staff upon request.